SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  May 12, 2003 (May 2, 2003)



                               U.S. ENERGY CORP.
--------------------------------------------------------------------------------
             Exact Name of Registrant as Specified in its Charter)

             Wyoming                      0-6814                  205516
-------------------------------       ---------------     ----------------------
  (State or other jurisdiction          (Commission          (I.R.S. Employer
        of incorporation)                File No.)          Identification No.)


     Glen L. Larsen Building
     877 North 8th West
     Riverton, WY                                               82501
-----------------------------------------------------     ----------------------
     (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (307) 856-9271


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)


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ITEM 5.  OTHER EVENTS

     The Company announced that on May 2, 2003, it received the Report of the Special Master, Raymond L. Friedlob, on the accounting of profits made by Nukem, Inc. on 4 CIS uranium contracts. The Report was filed with the Court "under seal" and the Company is prohibited by law, from disclosure of the particulars of the accounting report to anyone, except executive officers and legal counsel. At such time the Court permits release of the report, the particulars will be reported in further press release and a Form 8-K.

     A hearing is currently scheduled for May 16, 2003 before the U.S. District Court of Colorado in Denver, Colorado at 8:30 a.m. but may be continued depending on certain matters.

FORWARD LOOKING STATEMENTS

     This Report on Form 8-K includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical fact included in this Report, are forward-looking statements. In addition, whenever words like "expect," "anticipate" or "believe" are used, we are making forward-looking statements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 U.S. ENERGY CORP.


Dated:  May 12, 2003                        By:    /s/  Daniel P. Svilar
                                                 -------------------------------
                                                 DANIEL P. SVILAR, Secretary




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